UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 31, 2011

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On March 31, 2011, CMS Energy Corporation (“CMS Energy”) entered into a $550 million secured Revolving Credit Facility (the “CMS Facility”) with a consortium of banks led by Barclays Capital (“Barclays”), J.P. Morgan Securities LLC (“JPMorgan”), Union Bank, N.A. (“Union Bank”), Citigroup Global Markets Inc. (“Citigroup”) and RBS Securities Inc. (“RBS”). On March 31, 2011, Consumers Energy Company (“Consumers”) entered into a $500 million secured Revolving Credit Facility (the “Consumers Facility”) with a consortium of banks led by JPMorgan, Barclays, Union Bank, Citigroup and RBS. Both the CMS Facility and the Consumers Facility have 5 year terms and replace revolving credit facilities that were set to expire in 2012. Obligations under the CMS Facility will be secured by Consumers common stock. Obligations under the Consumers Facility will be secured by first mortgage bonds of Consumers. CMS Energy and Consumers expect any drawings under these facilities will be used for general corporate purposes.
Barclays, Citigroup, JPMorgan, RBS and Union Bank and other members of the lending consortiums have provided banking and underwriting services to CMS Energy and Consumers in the ordinary course of business.
The foregoing description of the CMS Facility and the Consumers Facility does not purport to be complete and is qualified in its entirety by the provisions of the CMS Facility and the Consumers Facility, respectively, which are attached hereto as Exhibit 10.1 and 10.2 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
4.1 One Hundred Fourteenth Supplemental Indenture dated as of March 31, 2011 between Consumers Energy Company and The Bank of New York Mellon, Trustee.
10.1 $550 million Revolving Credit Agreement dated as of March 31, 2011 between CMS Energy Corporation, the Banks, as defined therein, and Barclays Bank PLC, as Agent.
10.2 $500 million Revolving Credit Agreement dated as of March 31, 2011 among Consumers Energy Company, the Banks, as defined therein, and JPMorgan Chase Bank, N.A., as Agent.
10.3 Pledge and Security Agreement dated as of March 31, 2011, made by CMS Energy Corporation to Barclays Bank PLC, as Administrative Agent for the Banks, as defined therein.
This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties.

They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K and Consumers Energy Company’s (“Consumers Energy”) Form 10-K each for the Year Ended December 31, 2010. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION
Dated: April 6, 2011	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and Chief Financial Officer

CONSUMERS ENERGY COMPANY
Dated: April 6, 2011	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and Chief Financial Officer

Exhibit Index
4.1 One Hundred Fourteenth Supplemental Indenture dated as of March 31, 2011 between Consumers Energy Company and The Bank of New York Mellon, Trustee.
10.1 $550 million Revolving Credit Agreement dated as of March 31, 2011 between CMS Energy Corporation, the Banks, as defined therein, and Barclays Bank PLC, as Agent.
10.2 $500 million Revolving Credit Agreement dated as of March 31, 2011 among Consumers Energy Company, the Banks, as defined therein, and JPMorgan Chase Bank, N.A., as Agent.
10.3 Pledge and Security Agreement dated as of March 31, 2011, made by CMS Energy Corporation to Barclays Bank PLC, as Administrative Agent for the Banks, as defined therein.